   As filed with the Securities and Exchange Commission on September 25, 2000


                           Registration No. 333-78581

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         Post-Effective Amendment No. 2
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                        THE SAGE VARIABLE LIFE ACCOUNT A
                           (Exact Name of Registrant)

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                              (Name of Depositor)

                              300 Atlantic Street
                               Stamford, CT 06901
              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (203) 602-6500

                               James F. Bronsdon
                      Sage Life Assurance of America, Inc.
                              300 Atlantic Street
                               Stamford, CT 06901

               (Name and Address of Agent for Service of Process)

                                    Copy to:
                                Stephen E. Roth
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2415

It is proposed that this filing become effective:

              immediately upon filing pursuant to paragraph (b) of Rule 485;
         ---
          X   on October 2, 2000 pursuant to paragraph (b) of Rule 485;
         ---
              60 days after filing pursuant to paragraph (a)(1) of Rule 485;
         ---
              on May 1, 2000 pursuant to paragraph (a)(1) of Rule 485;
         ---
              75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
         ---
              on ___ pursuant to paragraph (a)(2) of Rule 485.
         ---

Title of Securities: Interests in a separate account under modified single payment combination fixed and variable life insurance contracts.

                             PROSPECTUS SUPPLEMENT
                             DATED OCTOBER 2, 2000


                          SUPPLEMENT TO THE PROSPECTUS
                             DATED MAY 1, 2000 FOR
                 MODIFIED SINGLE PAYMENT COMBINATION FIXED AND
                       VARIABLE LIFE INSURANCE CONTRACTS

                                   ISSUED BY

                      THE SAGE VARIABLE LIFE ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

-------------------------------------------------------------------------------

             YOU SHOULD KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.

         Since May 1, 2000, we have expanded your investment options. You now may invest in two new Funds of the Sage Life Investment Trust ---- the Nasdaq-100 Index(R) Fund(1) and All-Cap Growth Fund. In addition, we have updated some of the financial information contained in your prospectus.

          We drafted the descriptions of these Funds along with the updated financial information as replacements or supplements to certain information contained in the Prospectus, and in some cases, provided references to where you should insert these descriptions.

                                     * * *

         As noted earlier, you now may invest in Sage Life Investment Trust's Nasdaq-100 Index(R) Fund and All-Cap Growth Fund. We discuss the investment objectives, advisers, and annual expenses of these Funds below.

         The investment objective of Sage Life Investment Trust's Nasdaq-100 Index(R) Fund is to provide investment returns that correspond to the performance of the Nasdaq-100 Index(R) before the deduction of Fund expenses. The Nasdaq-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq Stock Market.

         The investment objective of Sage Life Investment Trust All-Cap Growth Fund is long-term capital appreciation by investing primarily in a diversified portfolio of common stocks.

--------
(1) The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations), and are licensed for use by Sage Advisors, Inc. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITIES WITH RESPECT TO THE PRODUCT.

         As with the other Funds of the Sage Life Investment Trust, Sage Advisors, Inc. is the investment manager to the Nasdaq-100 Index(R) Fund and the All-Cap Growth Fund. State Street Global Advisors subadvises the Nasdaq-100 Index(R) Fund, while Eagle Asset Management, Inc. subadvises the Nasdaq-100 Index(R) Fund All-Cap Growth Fund.

         We list the expenses of the Nasdaq-100 Index(R) Fund and the All-Cap Growth Fund below.

         FUND ANNUAL EXPENSES (as a percentage of average daily net assets of a Fund)

                                                      MANAGEMENT    OTHER EXPENSES   TOTAL EXPENSES      TOTAL EXPENSES
                                                         FEES           (AFTER         (AFTER FEE      (BEFORE FEE WAIVERS
                                                      (AFTER FEE    REIMBURSEMENT,    WAIVERS AND              AND
                                                       WAIVER,            AS        REIMBURSEMENTS,      REIMBURSEMENTS,
                         FUND                       AS APPLICABLE)   APPLICABLE)     AS APPLICABLE)      AS APPLICABLE)
                         ----                       --------------   -----------    ---------------      --------------
SAGE LIFE INVESTMENT TRUST:
   Nasdaq-100 Index(R) Fund........................      0.80             0.05           0.85                  0.90
   All-Cap Growth Fund.............................      0.99             0.11           1.10                  1.21

         Please note that the expenses of Sage Life Investment Trust's Nasdaq-100 Index(R) Fund and All-Cap Growth Fund are based on the estimated expenses that those Funds expect to incur in their initial fiscal year. Without fee waivers and expense reimbursements, total expenses for the Nasdaq-100 Index(R) Fund during 2000 would be estimated to be 0.90% and total expenses for the All-Cap Growth Fund during 2000 would be estimated to be 1.21%. In addition, a Rule 12b-1 Plan has been adopted by each Fund, pursuant to which up to 0.25% may be deducted from Fund assets. No payments will be made under the Plan prior to May 1, 2001.

         Under "What Other Information Should I Know" on page 38, please replace the information under "Experts" with the following:

                  The financial statements of Sage Life Assurance of America, Inc. at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999 appearing in this Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. The financial statements of Sage Life Assurance of America, Inc. for the six months ended June 30, 2000 and 1999 have not been audited.

         In addition, on page 40, please replace the second paragraph under "Financial Statements" with the following:

                  We included the audited financial statements for Sage Life as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, and unaudited financial information as of June 30, 2000 and for the six month periods ended June 30, 2000 and 1999 in this Prospectus. You should consider these financial statements only as bearing on the ability of Sage Life to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.

                                     * * *

         Under Part II, Additional Information, we have updated the financial and other information contained in this section, including our financial statements. These updates help insure that you have the most current information about us. Please replace Part II in its entirety with the information below.

                                     * * *

HISTORY AND BUSINESS

         OWNERSHIP. Sage Life was incorporated under the laws of the state of Delaware in 1981. The Company is authorized to write general life insurance and fixed and variable annuity contracts in all states except New York, and also is licensed to conduct variable life insurance business in all but five states.

         Fidelity Mutual Life Insurance Company, a Pennsylvania insurer, sponsored the Company's formation in 1981 under the name of Fidelity Standard Life Insurance Company ("Fidelity Life"). Security First Life Insurance Company ("Security First") of Los Angeles, California acquired Fidelity Life in December 1984. In January 1997, Sage Insurance Group Inc. ("Sage Insurance Group") (formerly Finplan Investment Corp.), a Delaware corporation and a wholly owned indirect subsidiary of Sage Group Limited ("Sage Group"), a South African corporation and the Company's ultimate parent, acquired Fidelity Life. The Company changed to its present name in September 1997. In December 1998, Sage Insurance Group formed a new company, Sage Life Holdings of America, Inc. ("Sage Life Holdings"), to act as the new immediate parent of the Company. The transaction is discussed more fully in the section below entitled "Holding Company Structure and Background."

         PRIOR BUSINESS OPERATIONS. As a Security First subsidiary, the Company specialized in the marketing of annuities qualifying under Section 403(b) of the Code. Under an assumption reinsurance agreement, Fidelity Life's annuity business was irrevocably transferred to Security First in January 1997 except for a small number of contracts. During 1998, Security First assumption reinsured all of the remaining annuity business of Fidelity Life. Security First is now a subsidiary of The Metropolitan Life Insurance Company.

         HOLDING COMPANY STRUCTURE AND BACKGROUND. We are an indirect, wholly owned subsidiary of Sage Insurance Group, which is a holding company for us and affiliated entities conducting life and annuity insurance business in the United States. We also are an indirect, wholly-owned subsidiary of Sage Group Limited ("Sage Group"), a corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977 through its financial interests in Independent Financial Marketing Group Inc., a financial planning and bank insurance marketing company. Sage Group sold its interest in Independent Financial Marketing Group in March 1996 to the Liberty Financial Companies of Boston.

         On December 1, 1998, Sage Group entered into a letter of intent with Swiss Re Life & Health America Inc. ("Swiss Re"). Swiss Re is an indirect subsidiary of Swiss Reinsurance Company, Switzerland, one of the world's largest reinsurance groups. This agreement encompassed two transactions: (1) that Sage Life would enter into a reinsurance agreement with Swiss Re or its affiliate, Life Reassurance Corporation of America ("LRCA"); and (2) that Swiss Re or LRCA would make an investment in Sage Life Holdings, our immediate parent. The reinsurance agreement with LRCA was entered into on June 8, 2000. As to the investment in Sage Life Holdings, on December 31, 1998, LRCA did invest $12.5 million in non-voting, non-redeemable, cumulative preferred stock of Sage Life Holdings, which at that point became our immediate parent and a wholly-owned subsidiary of Sage Insurance Group. We anticipate that, during the third quarter of 2000, LRCA will exchange part of its preferred stock for a voting interest of not more than 9.9% in Sage Life Holdings with a retroactive effective date of April 1999. The arrangements contemplated by the agreement may be subject to regulatory approval.

         The Company is licensed to write business in all states, except New York. However, the Company has formed a subsidiary company, Sage Life Assurance Company of New York ("Sage Life New York"), that will be licensed to write business in New York. It is anticipated that Sage Life New York will begin operations at the beginning of 2001.

         SELECTED FINANCIAL DATA. We cannot compare our historical financial results for the calendar year 1996 and all prior years, to the results for the years 1997, 1998, 1999, and 2000 due to the substantial change in our business operations. We effectively disposed of all in-force business existing as of December 31, 1996 and, therefore, on January 1, 1997, had no insurance liabilities under any of our policies other than the small number of policies that were not 100% assumption reinsured to our former parent company. We subsequently novated these insurance liabilities during 1998. Effectively, therefore, since January 1997, we became comparable to a new company that had not yet begun its business activities.

         We present the following selected financial data as of June 30, 2000, June 30, 1999, December 31, 1999, 1998, and 1997 and for the periods then ended, taken from our financial statements. The interim data for June 30, 2000 and 1999 is unaudited; the calendar year numbers have been audited. Please read the information below along with the financial statements, including related notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" we included elsewhere in this Prospectus.

                                                                      SELECTED FINANCIAL DATA
                                                                           (IN THOUSANDS)

                                        SIX MONTHS      SIX MONTHS
                                           ENDED           ENDED          YEAR ENDED        YEAR ENDED         YEAR ENDED
                                         JUNE 30,        JUNE 30,       DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                           2000            1999             1999              1998               1997
INCOME STATEMENT DATA:
Revenues:
Net investment income                    $    588        $    646         $  1,290           $  1,244           $    989
Administrative service fees                    25              16               38                  -                  -
Annuity charges and fees                        1               -                1                  -                  -
Total revenues                                614             662            1,329              1,244                989

Benefits and Expenses:
Salaries and benefits expenses              1,066             617              972                742                497
Development expenses                          998           1,502            3,828                  -                  -
Insurance expenses and taxes                  706             274              721                522                518
Amortization expenses                         117             117              235                549                326
Total benefits and expenses                 2,887           2,511            5,756              1,813              1,341

Loss before cumulative effect
adjustment                                 (2,273)         (1,849)          (4,427)              (569)              (352)

Cumulative effect adjustment                    -               -           (4,269)                 -                  -

Net loss                                 $ (2,273)       $ (1,849)        $ (8,696)          $   (569)          $   (352)

BALANCE SHEET DATA:
Total Assets                             $ 33,788        $ 31,452         $ 31,737           $ 36,542           $ 36,689

Total Liabilities                        $  2,751        $    110         $    234           $     70           $  3,486

Stockholder's Equity                     $ 31,031        $ 31,031         $ 31,503           $ 36,472           $ 33,203


         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS INTRODUCTION. The following discussion highlights the significant factors that influence our operations. Please read this discussion along with our financial statements and the related notes included in this Prospectus.

         HISTORY AND BUSINESS OVERVIEW. Sage Insurance Group acquired the Company on December 31, 1996, and since that date, we have totally reengineered our products, systems, and administration. (Before the acquisition of the Company, all new business production and marketing ended in October 1996.) All of our current senior management are experienced in the insurance industry (either in the United States or in South Africa). We recruited most of them since January 1997. Our ongoing business strategy is to focus on the development, underwriting, and marketing of variable insurance products. Our obligations under these contracts are supported by (1) variable accounts -- determined by the value of investments held in separate accounts, and (2) fixed accounts -- backed by investments held in separate accounts. We may not use the assets of these separate accounts that equal the reserves and other liabilities supporting the contracts to which they relate, to pay any of our other obligations or creditors. During February 1999, we began to market, on a limited basis, our new variable insurance products. During the first half of 2000, our initial marketing focus has been to distribute the contracts through banks and third-party marketing organizations working closely with banks. We anticipate that, over the long-term, our distribution channels will expand to include financial planners, regional broker-dealers, and wirehouses.

         RESULTS OF OPERATIONS. The Company has had a substantial increase in its premium volume during the first six months of 2000. Premiums received for the six months ended June 30, 2000 and 1999 were $2.2 million and $.1 million, respectively. A large percentage of the premiums were received during the last week of June as the Company continues to expand its distribution network. For the six months ended June 30, 2000 and 1999, the Company reported net losses of $2.3 million and $6.1 million, respectively. Net losses for the three years ending December 31, 1999, 1998, and 1997 were $8.7 million, $0.6 million, and $0.4 million, respectively. The large increase in losses for 2000 and 1999 is due to the adoption of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities" (SOP 98-5). SOP 98-5 required the Company to charge to expense all start-up costs incurred, as well as write-off any unamortized capitalized development costs on January 1, 1999. The development costs incurred during the first six months of 2000 and 1999 were $1.0 million and $1.5 million, respectively, and, during the year ended December 31, 1999, were $3.8 million. In addition, the January 1, 1999 write-off of unamortized capitalized development costs increased losses by $4.3 million.

         As the Company continued in the development phase, revenues continued to be derived primarily from investment income earned on Company investments. Net investment income earned during each of the six months ended June 2000 and 1999 was consistently $0.6 million. For the years ended 1999, 1998, and 1997, net investment income was $1.3 million, $1.2 million and $1.0 million, respectively. The Company's investments consist entirely of U.S. Government securities and highly rated corporate bonds. Investment yields of 5.0%, 5.4%, 5.1% and 4.9% were earned in 2000, 1999, 1998, and 1997, respectively. Six months ending June 2000 earned a yield of 5.0% compared to 5.4% for six months ending June 1999. The Company's other sources of income are administrative service fees and Contract charges and fees. Administrative service fees are asset-based charges that the Company receives on Contract Owner funds invested with various investment fund managers. Contract charges and fees are both asset-based fees and flat annual per-Contract fees charged to each Owner. As the Company broadens its distribution of products during 2000, these Contract charges and fees are anticipated to become a major source of revenue. The Contract charges and fees earned to date have been minimal as there have been a limited number of Contracts issued by the Company. Administrative service fees earned on funds invested in the Sage Life Investment Trust were $25,000 and $15,517 during the six months ended June 30, 2000 and 1999, respectively, and $37,671 for the year ended December 31, 1999. The Company did not earn any administrative service fees in 1998 or 1997. Due to the relatively small number and value of contracts outstanding through June 30, 2000, the Company has not recognized any significant policy charges and fees.

         With the adoption of SOP 98-5, the Company's primary expenses during 2000 and 1999 are those non-recurring expenses incurred in the development of products and systems. Expenses incurred for development costs for the six months ended June 2000 and 1999 were $1.0 million and $1.5 million, respectively. Prior to 1999, these expenses were capitalized and amortized over fifteen years. As these expenses are no longer amortized, amortization expenses decreased to $0.1 million during the six months ended June 2000, to $0.5 during the six months ended June 1999 and to $0.2 million for the year ended December 1999 from $0.5 million in 1998. The amortization expenses for 2000 and 1999 relate entirely to the goodwill associated with the purchase of the Company. Salaries and benefits expenses for the six months ended June 2000 and 1999 were $1.1 million and $0.6 million, respectively. For the years ended December 1999, 1998, and 1997, salaries and benefits expenses were $1.0 million, $0.7 million and $0.5, respectively. The increase in salaries and benefits is attributable to an increase in full time employees from 8 to 33 over the period from December 31, 1997 to June 30, 2000. General and administrative expenses were $0.7 million, $0.7 million, $0.5 million and $0.5 million for the six months ended June

2000 and years ended December 1999, 1998, and 1997, respectively. General and administrative expenses increased to $0.7 million at June 30, 2000 from $0.3 million at June 30, 1999. These overhead expenses include rent, professional fees, office expenses and statutory filing fees.

         The Company has no federal income tax expenses for the six months ended June 2000 nor for each of the three years ended December 31, 1999. The Company has a net operating loss carryforward of approximately $13.0 million at June 30, 2000.

         LIQUIDITY AND CAPITAL RESOURCES. Since the beginning of 1997, we have needed money primarily to develop our insurance products and related infrastructure, and to fund our daily operations. We have met our cash needs through interest income and capital contributions from Sage Insurance Group.

         During the remainder of 2000, we expect our cash needs to substantially increase due to our expanded underwriting and marketing activities. We still anticipate that we will be unable to meet all of our liquidity requirements during the year without capital contributions from Sage Insurance Group. In addition, although not required to do so, the Company believes that Sage Insurance Group will continue to provide capital to the Company for our non-recurring costs associated with new products and business development during the year. In addition, as discussed previously, LRCA, an indirect subsidiary of Swiss Reinsurance Company, has made an equity investment in our parent company that has provided an additional source of funds to us for new business expenses.

         Our future marketing efforts could be hampered in the unlikely event that Sage Insurance Group, Swiss Re, LRCA and/or their affiliates are unwilling to commit additional funding.

         It is anticipated that during the latter part of 2000, the Company will be capitalizing its subsidiary company, Sage Life New York. Prior to capitalizing Sage Life New York, the Company will receive a capital contribution from Sage Insurance Group of $4 million. The Company will then transfer $14 million of securities to this newly formed company. This transaction will decrease the available working capital of the Company and increase our potential need for additional working capital.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

         At December 31, 1999, the Company held in its general account $16,179,750 of fixed maturity investments that are sensitive to changes in interest rates. These securities are held in support of the Company's target solvency surplus. The Company has a conservative investment philosophy, with all investments being investment grade securities, government agency or U.S. government securities.

         The primary equity market risk to the Company comes from the nature of the variable annuity and variable life products to be sold. Various fees and charges earned by the Company are substantially derived as a percentage of the market value of the assets under management. In a market decline, this income would be reduced. This could be further compounded by customer withdrawals, net of any applicable surrender charges, partially offset by transfers to the fixed investment option. It also is not clear what the impact of a prolonged downturn in the equity markets would have on ongoing sales. Customer's perceptions of a downturn in equity markets coupled with rising interest rates could move them into financial products other than variable insurance products. The Company's products could potentially remain attractive to consumers in relation to other long-term savings vehicles even after such a decline.

SEGMENT INFORMATION.

         We currently plan to conduct our business as a single segment, and anticipate that this segment will eventually include all of the following products:

                  -   Combination fixed and variable deferred annuities;

                  -   Combination fixed and variable immediate annuities; and

                  -   Combination fixed and variable life insurance products.

REINSURANCE.

         As discussed above in Holding Company Structure and Background, we have entered into a coinsurance reinsurance arrangement with LRCA, pursuant to which LRCA will reinsure a significant portion of our liabilities under our variable insurance contracts with a retroactive effective date of February 1, 1999. This arrangement will provide additional capacity for growth of our variable insurance business.

         In addition, we have entered into a reinsurance arrangement that reinsures certain mortality risks associated with the guaranteed minimum death benefit and accidental death benefit features of the Contracts. We intend to use only highly rated reinsurance companies to reinsure these risks.

         Reinsurance does not relieve us from our obligations to Owners. We remain primarily liable to our Owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

RESERVES.

         The insurance laws and regulations under which we operate obligate us to carry on our books, as liabilities, actuarially determined reserves to meet our obligations on outstanding Contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, will be sufficient to meet our Contract obligations at their maturities or in the event of the Owner's death. In the financial statements included in this Prospectus, all reserves have been determined in accordance with generally accepted accounting principles. At June 30, 2000 and December 31, 1999 we held $2.0 million and $0.1 million, respectively, of reserves for The Sage Variable Annuity Account A. There were no reserves for The Sage Variable Life Account A, because as of June 30, 2000, we had not begun to market this product. As previously noted, all of Fidelity Life's existing annuity business has been irrevocably transferred to Security First, resulting in no remaining contract obligations at December 31, 1998.

INVESTMENTS.

         Our General Account cash and invested assets of $24.6 million, $24.1 million, $25.5 million and $25.3 million at June 30, 2000 and December 31, 1999, 1998, and 1997, respectively, was invested entirely in investment grade securities and money market funds. It is our stated policy to refrain from investing in securities having speculative characteristics. Our entire portfolio is classified as available-for sale, and is reported at fair value, with resulting unrealized gains or losses included as a separate component of stockholder's equity.

DIVIDEND RESTRICTIONS.

         We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions described below, we must obtain approval of the Insurance Commissioner of the State of Delaware to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus in regard to shareholders as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of unassigned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to shareholders within five business days after declaration and at least ten days prior to payment. At December 31, 1999 we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus, and we did not pay a dividend to Sage Life Holdings.

COMPETITION.

         We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,600 stock, mutual, and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than we are. We are unique in that we are one of the few life insurers confining its activities to the marketing of separate account variable insurance products.

TRANSACTIONS WITH SAGE INSURANCE GROUP, INC.

         In 1997, the Company entered into a Cost Sharing Agreement with Sage Insurance Group, the parent of Sage Life Holdings, to share the personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon monitored usage of the equipment, respectively. Pursuant to this agreement, the Company had income of $0.7 million, $0.9 million and $0.2 million from Sage Insurance Group for the six months ended June 2000 and years ended December 31, 1999 and 1998, respectively. The Company incurred an expense to Sage Insurance Group of $0.1 million for the period ended December 31, 1997, but since then (and through June 30, 2000) has not incurred any expenses to Sage Insurance Group under the agreement. At December 31, 1999 the amount due from Sage Insurance Group relating to this agreement was $0.6 million. There was no amount due at December 31, 1998. In addition, Sage Insurance Group provides funds to the Company to meet various operating expenses. As these amounts are paid back to Sage Insurance Group at the end of each quarter, no amounts remained payable at June 30, 2000, December 31, 1999 and 1998.

         All non-recurring development costs of the Company are paid by Sage Insurance Group or its parent, Sage Group Limited, and treated as capital contributions. The cumulative amount of development costs paid for by affiliated companies at June 30, 2000, December 31, 1999, 1998, and 1997 were $8.1 million, $7.1 million, $3.3 million and $1.5 million, respectively.

EMPLOYEES.

         Due to our business strategy of outsourcing our primary administrative and investment functions to organizations that specialize in these areas, the number of full time personnel we employ is limited. The Company had 33, 27, 14 and 8 full time employees at June 30, 2000, December 31, 1999, 1998, and 1997, respectively.

STATE REGULATION.

         We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of the Delaware Department of Insurance (the "Insurance Department"). We file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that the Insurance Department may examine us and our books and records to determine, among other things, whether contract liabilities and reserves as we state them are correct. The Insurance Department, under the auspices of the National Association of Insurance Commissioners ("NAIC"), will periodically conduct a full examination of our operations.

         In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we do business, and our operations and accounts are subject to examination by these agencies at regular intervals.

         The NAIC has adopted several regulatory initiatives designed to improve the surveillance and financial analysis regarding the solvency of insurance companies in general. These initiatives include the development and implementation of a risk-based capital formula for determining adequate levels of capital and surplus. Insurance companies are required to calculate their risk-based capital in accordance with this formula and to include the results in their Statements. We anticipate that these standards will have no significant effect upon us.

         Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

         Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

         Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include:

                  -   regulation of insurance company solvency,

                  -   employee benefit regulation,

                  - tax law changes affecting the taxation of insurance companies, and

                  - tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                        DIRECTORS AND EXECUTIVE OFFICERS

Ronald S. Scowby(1)           Director, 1/97 to present;                  Chairman, President and Chief Executive
     Age 61                   Chairman, 2/98 to present                   Officer, 1/2000 to present, Sheldon Scowby
                                                                          Associates, Inc.; Chairman and Trustee, Sage
                                                                          Life Investment Trust, 7/98 to present;
                                                                          Director, Sage Life Assurance Company of New
                                                                          York, 5/98 to present; Deputy Chairman 2/98 to
                                                                          present, President, 1/97 to 2/98, Director,
                                                                          1/97 to present, Sage Insurance Group Inc.;
                                                                          Director, Sage Advisors, Inc., 1/98 to 12/99;
                                                                          President, Chief Executive Officer, Sage Life
                                                                          Assurance of America Inc., 1/97-2/98;
                                                                          Director, Sage Distributors, Inc., 1/98 to
                                                                          12/99; Director, President, Chief Executive
                                                                          Officer, Sage Management Services (USA), Inc.,
                                                                          6/96 to 12/99; Owner, Sheldon Scowby Resources
                                                                          7/95-6/96.

Robin I. Marsden(2)           Director, 1/97 to present; President        President and Chief Executive Officer, Sage
     Age 34                   and Chief Executive Officer, 2/98           Life Assurance Company of New York, 4/2000 to
                              to present                                  present; Director and President, Sage Life
                                                                          (Bermuda) Ltd., 1/2000 to present; President
                                                                          and Trustee, Sage Life Investment Trust, 7/98
                                                                          to present; Director, Sage Life Assurance
                                                                          Company of New York, 5/98 to present;
                                                                          Director, President, Sage Advisors, Inc., 1/98
                                                                          to present; Director, Sage Distributors, Inc.,
                                                                          1/98 to present; Director, 1/97 to present,
                                                                          President and Chief Executive Officer, 2/98 to
                                                                          present, Sage Insurance Group, Inc.; Chief
                                                                          Investment Officer, Sage Life Holdings, Ltd.,
                                                                          11/94 to 1/98; and Executive-Strategic
                                                                          Developments, Sage Group Ltd., 11/94 to 1/98.

H. Louis Shill(3)             Director, 1/97 to present                   Director, Sage Life Assurance Company of New
     Age 69                                                               York, 5/98 to present; Chairman, Sage Life
                                                                          Assurance of America, Inc., 1/97 to 2/98;
                                                                          Chairman, Sage Insurance Group,

                                                                          Inc., 1/97 to present; Founder, Chairman, Sage
                                                                          Group Limited, 1965 to present.

Paul C. Meyer(4)              Director, 1/97 to present                   Director, Sage Life Assurance Company of New
     Age 47                                                               York, 5/98 to present; Partner, Clifford,
                                                                          Chance, Rogers & Wells LLP, 1986 to present.

Richard D. Starr(5)           Director, 1/97 to present                   Chairman and Director, ABN Amro Financial
     Age 56                                                               Services, Inc., 7/00 to present; Director, Sage
                                                                          Life Assurance Company of New York, 5/98 to
                                                                          present; President, First Interstate Securities,
                                                                          1/95 to 12/95; Chairman & Chief Executive
                                                                          Officer, Financial Institutions Group, Inc.,
                                                                          10/78 to present.


Mitchell R. Katcher(2)        Director, 12/97 to present; Senior          Senior Executive Vice President, Chief
     Age 47                   Executive Vice President, Chief Financial   Financial Officer and Chief Actuary, Sage Life
                              Officer, Chief Actuary 5/97 to present      Assurance Company of New York, 4/2000 to
                                                                          present; Director, Chief Financial Officer and
                                                                          Chief Actuary, Sage Life (Bermuda), Ltd.,
                                                                          1/2000 to present; Vice President, Sage Life
                                                                          Investment Trust, 7/98 to present; Director,
                                                                          Sage Life Assurance Company of New York, 5/98
                                                                          to present; Director, Treasurer, Sage Advisors,
                                                                          Inc., 1/98 to present; Director, Sage
                                                                          Distributors, Inc., 1/98 to present; Treasurer,
                                                                          7/97 to present, Senior Executive Vice
                                                                          President, 12/97 to present, Sage Insurance
                                                                          Group, Inc.; Executive Vice President, Golden
                                                                          American Life Insurance Company, 7/93-2/97.

Meyer Feldberg(6)             Director, 1/2000 to present                 Dean/Professor, Columbia University Graduate
     Age 58                                                               School of Business, 7/89 to present; Director,
                                                                          1/2000 to present, Sage Life Assurance Company
                                                                          of New York and Sage Insurance Group, Inc.

John A. Benning(7)            Director, 4/2000 to present                 Director, 4/2000 to present, Sage Life
     Age 66                                                               Assurance Company of New York; Treasurer and
                                                                          General Counsel, Liberty Hospitality Company,
                                                                          1/2000 to present; Senior Vice President and

                                                                          General Counsel, Liberty Financial Companies,
                                                                          1986 to 1999.

----------------

(1) Mr. Scowby's principal business address is 200 Broad Street, Suite 2337, Stamford, CT 06901

(2) The principal business address of these persons is 300 Atlantic Street, Stamford, CT 06901.

(3) Mr. Shill's principal business address is Sage Centre, 10 Fraser Street, Johannesburg, South Africa 2000.

(4)  Mr. Meyer's principal business address is 200 Park Avenue, New York, NY
     10166.

(5) Mr. Starr's principal business address is 22507 SE 47th Place, Issaquah, WA 98029.

(6) Dr. Feldberg's principal business address is Columbia University Graduate School of Business, Uris Hall, Room 101, 3022 Broadway, New York, NY 10027.

(7) Mr. Benning's principal business address is 23rd Floor, 600 Atlantic Street, Boston, MA 02210

COMPENSATION

         Our executive officers also serve as officers of our parent and of certain affiliated companies. Cost allocations have been made to us as to the time these individuals devoted to their duties with us. No allocation was made during 1997 nor was any made for 1998 for the services of Mr. Shill. No allocation was made during 1997 for the services of Mr. Marsden.

         The following table includes compensation paid by us for services rendered in all capacities for the years indicated for the Chief Executive Officer and the other Executive Officers compensated more than $100,000 for the year ended December 31, 1999.

                                                                           ANNUAL COMPENSATION
                                                               -------------------------------------------
                                                                                                                ALL OTHER
                     NAME AND PRINCIPAL POSITION                  YEAR          SALARY          BONUS          COMPENSATION
                     ---------------------------                  ----          -------         ------         ------------
       Ronald S. Scowby..................................         1997         $337,500         $100,000
           Chairman(1)                                            1998         $350,000         $100,000          $22,097
                                                                  1999         $350,000         $100,000         $100,000

       Robin I. Marsden..................................         1998         $275,000         $100,000          $20,956
           President and Chief Executive Officer(1)               1999         $322,500         $150,000



       Mitchell R. Katcher...............................         1997         $114,583         $265,000
           Senior Executive Vice President,                       1998         $250,000         $125,000          $19,037
           Chief Financial Officer                                1999         $268,750         $150,000
           and Chief Actuary(1)

----------------
(1)  All salaries and bonuses are paid by Sage Insurance Group.

We pay outside directors $12,000 and $2,000 per meeting attended. Dr. Feldberg is paid $30,000 and $8,000 per meeting attended. For meetings attended in the year ended December 31, 1999, we paid each outside director $20,000. Dr. Feldberg attended no meetings in 1999; we paid his 2000 retainer in 1999. All directors' compensation includes compensation for services on any board of directors for any company affiliated with the Company. We do not compensate directors who are officers or employees of ours or our affiliates for serving on the Board. Directors do not receive retirement benefits.

                      Sage Life Assurance of America, Inc.

                              Financial Statements

                For the periods ended June 30, 2000 and 1999 and
                     years ended December 31, 1999 and 1998

                                    CONTENTS


Report of Independent Auditors...................................15

Financial Statements

Balance Sheets...................................................16
Statements of Operations.........................................17
Statements of Stockholder's Equity...............................18
Statements of Cash Flows.........................................19
Notes to Financial Statements....................................20

                         Report of Independent Auditors


Board of Directors
Sage Life Assurance of America, Inc.

We have audited the accompanying balance sheets of Sage Life Assurance of America, Inc. as of December 31, 1999 and 1998, and the related statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sage Life Assurance of America, Inc. as at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                           Ernst & Young LLP


February 24, 2000
Stamford, Connecticut

                      Sage Life Assurance of America, Inc.

                                 Balance Sheets

                                                                     JUNE 30
                                                                       2000                           DECEMBER 31
                                                                    (UNAUDITED)               1999                   1998
                                                                   -------------          ------------            ------------
                            ASSETS
Investments:
   Fixed maturities available for sale, at fair
     value (amortized cost: 2000-$15,144,562,
     1999-$17,296,410 and 1998-$12,967,022)                         $ 14,116,103           $16,179,750            $12,992,917
   Short-term investments                                              9,940,685             5,972,494             10,975,402
                                                                    -------------          ------------           ------------
Total investments                                                     24,056,788            22,152,244             23,968,319

Cash and cash equivalents                                                579,703             1,979,985              1,531,165
Accrued investment income                                                206,739               226,234                203,425
Receivable from affiliates                                               473,489               671,270                     --
Deferred income taxes                                                    349,688               376,461                     --
Goodwill                                                               6,110,912             6,228,146              6,565,134
Development costs                                                             --                    --              4,269,488
Other assets                                                               8,528                 9,231                  5,000
Separate account assets                                                2,002,048                93,009                      -
                                                                    -------------          ------------           ------------

Total assets                                                        $ 33,787,895           $31,736,580            $36,542,531
                                                                    =============          ============           ============

             LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Accrued expenses                                                 $    174,661           $   140,426            $    61,670
   Deferred income taxes                                                 580,395                    --                  8,804
   Separate account liabilities                                        2,002,048                93,009                     --
                                                                    -------------          ------------           ------------
Total liabilities                                                      2,757,104               233,435                 70,474

Stockholder's equity:
   Common stock, $2,500 par value, 1,000 shares
     authorized, issued and outstanding                                2,500,000             2,500,000              2,500,000
   Additional paid-in capital                                         41,099,519            39,351,096             34,875,727
   Retained deficit                                                  (11,889,944)           (9,617,174)              (920,760)
   Accumulated other comprehensive (loss) income                        (678,784)             (730,777)                17,090
                                                                    -------------          ------------           ------------
Total stockholder's equity                                            31,030,791            31,503,145             36,472,057
                                                                    -------------          ------------           -----------

Total liabilities and stockholder's equity                          $ 33,787,895           $31,736,580            $36,542,531
                                                                    =============          ============           ============


See accompanying notes to financial statements.

                      Sage Life Assurance of America, Inc.

                            Statements of Operations



                                SIX MONTHS ENDED     SIX MONTHS ENDED
                                    JUNE 30              JUNE 30                        YEAR ENDED DECEMBER 31
                                      2000                 1999                 1999               1998                1997
                                -----------------    -----------------    -----------------    ---------------     --------------
                                  (UNAUDITED)          (UNAUDITED)
         REVENUES
Investment income                    $   588,179          $   646,840          $ 1,290,196         $1,243,522         $  989,494
Administrative service fees               25,000               15,517               37,671                 --                 --
Policy charges and fees                    1,346                  134                  861                 --                 --
                                -----------------    -----------------    -----------------    ---------------     --------------
     Total revenues                      614,525              662,491            1,328,728          1,243,522            989,494

         EXPENSES
Salaries and benefits expenses         1,065,668              617,514              972,052            741,979            497,426
Development expenses                     998,423            1,502,953            3,827,887                 --                 --
Amortization expense                     117,234              117,234              234,468            548,818            325,406
General and administrative
expenses                                 705,970              273,845              721,247            521,699            518,448
                                -----------------    -----------------    -----------------    ---------------     --------------
    Total expenses                     2,887,295            2,511,546            5,755,654          1,812,496          1,341,280

Loss before cumulative effect
adjustment                            (2,272,770)          (1,849,055)          (4,426,926)          (568,974)          (351,786)

Cumulative effect adjustment
for change in accounting for
development costs                             --           (4,269,488)          (4,269,488)                --                 --
                                -----------------    -----------------    -----------------    ---------------     --------------

Net loss                             $(2,272,770)         $(6,118,543)         $(8,696,414)        $ (568,974)        $ (351,786)
                                =================    =================    =================    ===============     ==============


See accompanying notes to financial statements.

                      Sage Life Assurance of America, Inc.

                       Statements of Stockholder's Equity



                                                COMMON         ADDITIONAL PAID
                                                 STOCK           IN CAPITAL       RETAINED DEFICIT
                                            ----------------  ------------------  ------------------
Balance at January 1, 1997                    $ 2,500,000        $ 15,505,508

Net loss                                                                               $  (351,786)
Change in unrealized gain on
  investments, net of taxes                            --                  --                   --

Comprehensive loss                                     --                  --                   --
Additional capital contributions                       --          15,500,000                   --
                                            ----------------  ------------------  ------------------
Balance at January 1, 1998                      2,500,000          31,005,508             (351,786)

Net loss
Change in unrealized gain on investments,
   net of taxes                                        --                  --             (568,974)

Comprehensive loss                                     --                  --                   --
Additional capital contributions                       --           3,870,219                   --
                                            ----------------  ------------------  ------------------
Balance at December 31, 1998                    2,500,000          34,875,727             (920,760)

Net loss
Change in unrealized loss on investments,
   net of taxes                                        --                  --           (8,696,414)

Comprehensive loss                                     --                  --                   --
Purchase price adjustment                              --            (102,518)                  --
Additional capital contributions                       --           4,577,887                   --
                                            ----------------  ------------------  ------------------
Balance at December 31, 1999                    2,500,000          39,351,096           (9,617,174)
                                            ----------------  ------------------  ------------------

Net loss                                                                                (2,272,770)
Change in unrealized loss on investments,
   net of taxes
Comprehensive loss
Additional capital contributions                                    1,748,423
                                            ----------------  ------------------  ------------------
Balance at June 30, 2000 (unaudited)          $ 2,500,000        $ 41,099,519        $ (11,889,944)
                                            ================  ==================  ==================


                                               ACCUMULATED OTHER
                                             COMPREHENSIVE (LOSS)
                                                    INCOME                 TOTAL
                                            ----------------------  --------------------
Balance at January 1, 1997                                               $ 18,005,508

Net loss                                                                     (351,786)
Change in unrealized gain on
  investments, net of taxes                         $ 48,706                   48,706
                                                                    --------------------
Comprehensive loss                                                           (303,080)
Additional capital contributions                         --                15,500,000
                                            ----------------------  --------------------
Balance at January 1, 1998                            48,706               33,202,428

Net loss                                                                     (568,974)
Change in unrealized gain on investments,
   net of taxes                                      (31,616)                 (31,616)
                                                                    --------------------
Comprehensive loss                                                           (600,590)
Additional capital contributions                                            3,870,219
                                            ----------------------  --------------------
Balance at December 31, 1998                          17,090               36,472,057

Net loss                                                                   (8,696,414)
Change in unrealized loss on investments,
   net of taxes                                     (747,867)                (747,867)
                                                                    --------------------
Comprehensive loss                                                         (9,444,281)
Purchase price adjustment                                                    (102,518)
Additional capital contributions                                            4,577,887
                                            ----------------------  --------------------
Balance at December 31, 1999                        (730,777)              31,503,145
                                            ----------------------  --------------------

Net loss                                                                   (2,272,770)
Change in unrealized loss on investments,
   net of taxes                                       51,993                   51,993
                                                                    --------------------
Comprehensive loss                                                         (2,220,777)
Additional capital contributions                                            1,748,423
                                            ----------------------  --------------------
Balance at June 30, 2000 (unaudited)              $ (678,784)            $ 31,030,791
                                            ======================  ====================


See accompanying notes to financial statements.

                      Sage Life Assurance of America, Inc.

                            Statements of Cash Flows



                                                                                  SIX MONTHS         SIX MONTHS         YEAR ENDED
                                                                                    ENDED              ENDED           DECEMBER 31
                                                                                   JUNE 30            JUNE 30         -------------
                                                                                     2000               1999              1999
                                                                                ---------------    ---------------    -------------
                                                                                 (UNAUDITED)        (UNAUDITED)
OPERATING ACTIVITIES
   Net loss                                                                     $(2,272,770)        $(6,118,543)      $(8,696,414)
   Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
     Amortization expense                                                            117,234            117,234           234,468
     Deferred income taxes                                                            26,784                 --                --
     Cumulative effect adjustment for change in accounting for development
     costs                                                                                --          4,269,488         4,269,488
     Changes in:
       Accrued investment income                                                      19,495             (2,744)          (22,809)
       Receivable from affiliates                                                    197,781            (15,517)         (671,270)
       Other assets                                                                      692           (256,314)           (4,231)
       Other liabilities                                                             580,395                 --                --

       Accrued expenses                                                               34,235            (23,886)           78,756
                                                                                ---------------    ---------------    -------------
Net cash used in operating activities                                             (1,296,154)        (2,030,282)       (4,812,012)

INVESTING ACTIVITIES
   Purchase of fixed maturity securities                                                  --         (3,947,436)       (4,319,964)
   Proceeds from sales, maturities and repayments of fixed maturity securities        51,993             75,212                --
   Net sales of short-term investments                                            (1,904,544)         3,240,532         5,002,909
                                                                                ---------------    ---------------    -------------
Net cash provided by investing activities                                         (1,852,551)          (631,692)          682,945

FINANCING ACTIVITIES
   Development costs paid by parent                                                  998,423          1,502,953         3,827,887
   Capital contribution from the parent                                              750,000                 --           750,000
                                                                                ---------------    ---------------    -------------
Net cash provided by financing activities                                          1,748,423          1,502,953         4,577,887
                                                                                ---------------    ---------------    -------------

Increase in cash and cash equivalents                                             (1,400,282)        (1,159,021)          448,820

Cash and cash equivalents at beginning of year                                     1,979,985          1,531,165         1,531,165
                                                                                ---------------    ---------------    -------------

Cash and cash equivalents at end of year                                           $ 579,703          $ 372,144        $1,979,985
                                                                                ===============    ===============    =============





                                                                                       YEAR ENDED DECEMBER 31
                                                                                  -----------------------------------
                                                                                      1998                1997
                                                                                  --------------    -----------------

OPERATING ACTIVITIES
   Net loss                                                                         $(568,974)         $(351,786)
   Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
     Amortization expense                                                             548,818            325,406
     Deferred income taxes                                                                 --                 --
     Cumulative effect adjustment for change in accounting for development
     costs                                                                                 --                 --
     Changes in:
       Accrued investment income                                                     (145,386)           (29,638)
       Receivable from affiliates                                                    (128,425)           128,425
       Other assets                                                                     6,443            (11,443)
       Other liabilities                                                                   --                 --
                                                                                  --------------    -----------------
       Accrued expenses                                                              (118,772)           116,216
                                                                                  --------------    -----------------
Net cash used in operating activities                                                (406,296)           177,180

INVESTING ACTIVITIES
   Purchase of fixed maturity securities                                          (10,295,783)                --
   Proceeds from sales, maturities and repayments of fixed maturity securities        849,153             42,941
   Net sales of short-term investments                                             10,555,486        (15,507,987)
                                                                                  --------------    -----------------
Net cash provided by investing activities                                           1,108,856        (15,465,046)

FINANCING ACTIVITIES
   Development costs paid by parent                                                        --                 --
   Capital contribution from the parent                                               600,000         15,500,000
                                                                                  --------------    -----------------
Net cash provided by financing activities                                             600,000         15,500,000
                                                                                  --------------    -----------------

Increase in cash and cash equivalents                                               1,302,560            212,134

Cash and cash equivalents at beginning of year                                        228,605             16,471
                                                                                  --------------    -----------------

Cash and cash equivalents at end of year                                          $ 1,531,165          $ 228,605
                                                                                  ==============    =================


See accompanying notes to financial statements.

                      Sage Life Assurance of America, Inc.

                         Notes to Financial Statements


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATION

Sage Life Assurance of America, Inc. (the "Company") is a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("SLHA"), which is a wholly-owned indirect subsidiary of Sage Group Limited, a South African company.

DESCRIPTION OF BUSINESS

Sage Life Assurance of America, Inc. (the "Company"), which is domiciled in Delaware, is a wholly-owned subsidiary of Sage Life Holdings of America, Inc., which is a wholly-owned indirect subsidiary of Sage Group Limited (Sage Group), a South African company.

The Company is in the process of developing and preparing to market variable annuity and variable life insurance products. The sale of these products began on a limited basis in the first quarter of 1999. The Company has mutually agreed to enter into a coinsurance reinsurance arrangement with Swiss Re Life & Health America (Swiss Re), pursuant to which Swiss Re will reinsure a significant portion of the liabilities under the variable insurance contracts.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less from the date of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

INVESTMENTS

The Company has classified all of its fixed maturity investments as available-for-sale. Those investments are carried at fair value and changes in unrealized gains and losses are reported as a component of stockholder's equity, net of applicable deferred income taxes. Fair values are determined by quoted market prices.

Short-term investments are carried at cost, which approximates fair value.

Realized gains and losses on disposal of investments are determined by the specific identification method and are included in revenues.

                      Sage Life Assurance of America, Inc.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheet represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, as reported as of December 31, 1999, are carried at fair value, based on quoted market prices. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations.

POLICY LIABILITIES

The Company has no policy liabilities in its General Account at December 31, 1999 and 1998. All policy liabilities are in the Separate Account and are comprised of all payments received plus credited interest, less accumulated policyholder charges, assessments and withdrawals related to annuities of a nonguaranteed return nature.

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Goodwill is being amortized on a straight-line basis over thirty years. The carrying value of goodwill is regularly reviewed for indications of impairment in value, which, in the view of management, is other than temporary. Accumulated amortization at December 31, 1999 and December 31, 1998 was $703,403 and $468,935, respectively.

DEVELOPMENT COSTS

Pursuant to the adoption of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", (SOP 98-5), the Company is required to charge to expense all start-up costs incurred. In addition, the Company was required to write-off any unamortized capitalized development costs on January 1, 1999. Development costs incurred for the year ended December 31, 1999 charged to expense were $3,827,887. The one time write-off of the unamortized capitalized development costs was $4,269,488.

ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires that management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      Sage Life Assurance of America, Inc.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

Income taxes are accounted for using the liability method. Using this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year's financial statement amounts to conform to the 1999 presentation.

2. INVESTMENTS

Investments in fixed maturity securities as of December 31 consist of the following:



                                                                 GROSS            GROSS UNREALIZED              FAIR
                                      AMORTIZED COST        UNREALIZED GAINS           LOSSES                   VALUE
                                    -------------------     -----------------     ------------------     --------------------
1999
U.S. Government Obligations           $    9,260,132          $   12,577            $     641,663          $     8,631,046
Corporate Obligations                      8,036,278                  --                  487,574                7,548,704
                                    -------------------     -----------------     ------------------     --------------------
                                      $   17,296,410          $   12,577            $   1,129,237          $    16,179,750
                                    ===================     =================     ==================     ====================
1998
U.S. Government Obligations           $    9,356,479          $   89,549            $      54,974          $     9,391,054
Corporate Obligations                      3,610,543               4,282                   12,962                3,601,863
                                    ===================     =================     ==================     ====================
                                      $   12,967,022          $   93,831            $      67,936          $    12,992,917
                                    ===================     =================     ==================     ====================


The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 1999 are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                                                         AMORTIZED                FAIR
                                                                            COST                 VALUE
                                                                     -------------------  ---------------------
              Due in one year or less                                     $ 2,550,942            $ 2,563,519
              Due after one year through five years                         5,129,073              4,896,658
              Due after five years through ten years                        9,616,395              8,719,573
                                                                     -------------------  ---------------------
              Total                                                      $ 17,296,410           $ 16,179,750
                                                                     ===================  =====================

                      Sage Life Assurance of America, Inc.

2. INVESTMENTS (CONTINUED)


Investment income by major category of investment for the years ended December 31, 1999, 1998 and 1997 is summarized as follows:


                                           1999                   1998                      1997
                                     ------------------      ------------------       ------------------
Bonds                                     $ 907,068                $ 261,781                $255,778
Short-term investments                      438,951                  787,873                 720,556
Cash and cash equivalents                    22,416                  239,700                  49,035
                                     ------------------      ------------------       ------------------
Total investment income                   1,368,435                1,289,354               1,025,369
Investment expenses                          78,239                   45,832                  35,875
                                     ------------------
                                                             ------------------       ------------------
Net investment income                   $ 1,290,196              $ 1,243,522                $989,494
                                     ==================      ==================       ==================

At December 31, 1999 and 1998, investment securities with an amortized cost of $6,602,056 and $6,678,745, respectively, and a fair value of $5,960,476 and $6,623,770, respectively, are held by trustees in various amounts in accordance with the statutory requirements of certain states in which the Company is licensed to conduct business.

3. INCOME TAXES

The Company files a separate life insurance company Federal income tax return and will continue to do so through the year 2001. Beginning in the year 2002, the Company will be included in the consolidated Federal income tax return of Sage Holdings (U.S.A.), Inc. and its subsidiaries.

The provision for income taxes varies from the amount which would be computed using the federal statutory income tax rate as follows:


                                                                 1999                  1998                   1997
                                                          -------------------    ------------------     ------------------

Pre-tax loss                                                   $(8,696,414)         $ (568,974)            $ (351,786)
Application of the federal statutory tax rate - 34%             (2,956,781)           (193,451)              (119,607)
Change in valuation allowance                                    2,907,523             193,451                119,532
Other                                                               49,258                  --                    (75)
                                                          -------------------    ------------------     ------------------
Total income tax provision                                     $        --           $      --             $       --
                                                          ===================    ==================     ==================

                      Sage Life Assurance of America, Inc.

3. INCOME TAXES (CONTINUED)

Significant components of the Company's deferred tax assets and liabilities as of December 31, 1999 and 1998 are as follows:


                                                                     1999                     1998
                                                             ---------------------    ---------------------
Deferred tax assets:
   Net operating loss carryforwards                               $ 3,501,308               $ 1,967,528
   Unrealized loss on depreciation of investments                     376,461                        --
                                                             ---------------------    ---------------------
Total deferred tax assets                                           3,877,769                 1,967,528
Deferred tax liabilities:
   Unrealized gain on appreciation of investments                          --                    (8,804)
   Amortization of goodwill and development costs                    (261,185)               (1,634,928)
   Other                                                              (19,617)                  (19,617)
                                                             ---------------------    ---------------------
Total deferred tax liabilities                                       (280,802)               (1,663,349)
Valuation allowance for deferred tax assets                        (3,220,506)                 (312,983)
                                                             ---------------------    ---------------------
Net deferred tax asset (liability)                                $   376,461               $    (8,804)
                                                             =====================    =====================


Based upon the lack of historical operating results and the uncertainty of operating earnings in the future, management has determined that it is not more likely than not that the deferred tax assets will be fully recognized. Accordingly, a valuation allowance has been recorded.

The Company has a separate company net operating loss carryforward of approximately $10.3 million as of December 31, 1999, of which $4.7 million expires in the year 2019, $3.7 million which expires in 2018 and $1.9 million which expires in the year 2012.

4. RETAINED DEFICIT AND DIVIDEND RESTRICTIONS

Statutory-basis net (loss) income and surplus of the Company are as follows:

                                                 1999                     1998                     1997
                                         ---------------------    ---------------------    ----------------------
           Net (loss) income                     $  (389,023)              $    27,002               $    51,133
           Surplus                                 23,473,747               23,109,097                25,017,752

The Company is subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, the Company must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards policyholders as of the prior year-end and statutory net income less realized capital gains for such prior year. Dividends may be paid by the Company only out of earned surplus. In addition, the Company must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to stockholders within five business days after declaration and at least ten days prior to payment. At December 31, 1999, the Company could not pay a dividend to SLHA without prior approval from state regulatory authorities as the Company currently does not have earned surplus.

                      Sage Life Assurance of America, Inc.

5. RELATED PARTY TRANSACTIONS

In 1997, the Company entered into a Cost Sharing Agreement with Sage Insurance Group, Inc. (SIGI), the parent of SLHA, to share the personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon monitored usage of the equipment, respectively. Pursuant to this agreement, the Company has received $903,757 and $151,348 from SIGI for the years ended December 31, 1999 and 1998, respectively. The Company paid SIGI $76,048 for the year ended December 31, 1997. At December 31, 1999 the amount due from SIGI relating to this agreement was $594,432. There was no amount due at December 31, 1998. In addition, SIGI provides funds to the Company to meet various operating expenses. As these amounts are paid back to SIGI at the end of each quarter, no amounts remained payable at December 31, 1999 and 1998.

All non-recurring development costs of the Company are paid by SIGI or its parent, Sage Group Limited, and treated as capital contributions. The amount of development costs paid for by affiliated companies at December 31, 1999, 1998, and 1997 were $7,098,106, $3,270,219, and $1,504,558, respectively.

6. INTERIM FINANCIAL STATEMENTS

The financial information presented as of June 30, 2000 and for the six month periods ending June 30, 2000 and 1999 have not been audited.

The prospectus dated and filed May 1, 2000 is incorporated herein by reference.

                               OTHER INFORMATION

UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

         Sage Life's Articles of Incorporation provide that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except that (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which would involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any personal benefit. Notwithstanding the foregoing, the Articles provide that if the Delaware General Corporation Law is amended to authorize further limitations of the liability of a director or a corporation, then a director of the Company, in addition to circumstances in which a director is not personally liable as set forth in the preceding sentence, shall be held free from liability to the fullest extent permitted by the Delaware General Corporation Law as amended.

         Sage Life's Bylaws provide that the Company shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

         Further, Section 145 of Delaware General Corporation Law provides that a corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had a reasonable cause to believe that his conduct was not unlawful.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant

                                    - OI-1 -
of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)

         Sage Life Assurance of America, Inc. hereby represents that the fees and charges deducted under the modified single payment combination fixed and variable life insurance contracts described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sage Life Assurance of America, Inc.

CONTENTS OF REGISTRATION STATEMENT

         This Registration Statement comprises the following papers and documents:

         The facing sheet.

         A reconciliation and tie-in of the information shown in the prospectus
         with the items of Form N-8B-2.     N/A

         The prospectus supplement.


         The prospectus consisting of 70 pages, and incorporated herein by reference.


         The undertaking to file reports.

         The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

         The representation pursuant to Section 26(e)(2)(A).

         The signatures.

         Written consents of the following persons:


                  James F. Bronsdon
                  John P. O'Shaughnessy
                  Sutherland Asbill & Brennan LLP
                  Ernst & Young LLP



                                    - OI-2 -

The following exhibits



1 A. (1)              Resolution of the Board of Directors of Sage Life Assurance of America, Inc. establishing The Sage
                      Variable Life Account A.1/

1 A. (2)              Not applicable.

1 A. (3)(a)           Form of Distribution Agreement with Sage Distributors, Inc. and Form of Selling Agreement.3/

1 A. (3)(b)           N/A

1 A. (4)              None

1 A. (5)(a)(i)        Form of Individual Contract. (Form MSPVL1-9906).1/

1 A. (5)(a)(ii)       Form of Individual Contract with Interest Account (Form MSPVL1-9906 VT).1/

1 A. (5)(a)(iii)      Form of Individual Contract with Market Value Adjustment with Floor (Form MSPVL1-9906-OR).1/

1 A. (5)(a)(iv)       Form of Individual Contract without Market Value Adjustment (Form MSPVL1-9906-WA).1/

1 A. (5)(a)(v)        Form of Group Contract (Form MSPVL1-MGC-9906).1/

1 A. (5)(a)(vi)       Form of Group Certificate (Form MSPVL1-C-9906).1/

1 A. (5)(a)(vii)      Form of Individual Certificate of Insurance Coverage (Form MSPVL-CIC-9811).1/

1 A. (5)(a)(viii)     Form of Group Certificate of Insurance Coverage (Form MSPVL-CIC-C-9811)

1 A. (5)(a)(ix)       Form of Individual Temporary Insurance Certificate (Form TIA-MSPVL-9806)

1 A. (5)(a)(x)        Form of Group Temporary Insurance Certificate (Form TIA-MSPVL-C-9806).1/

1 A. (5)(b)(i)        Form of Individual Accelerated Death Benefit Rider (Form MSPVL-ACCDB-9801).1/

1 A. (5)(b)(ii)       Form of Group Accelerated Death Benefit Rider (Form MSPVL-C-ACCDB-9801).1/

1 A. (5)(b)(iii)      Form of Individual Accidental Death Benefit Rider (Form MSPVL-ADB-9801).1/

1 A. (5)(b)(iv)       Form of Group Accidental Death Benefit Rider (Form MSPVL-C-ADB-9801).1/

1 A. (5)(b)(v)        Form of Individual Waiver of Surrender Charge Rider (Form MSPVL-WSC-9801).1/

1 A. (5)(b)(vi)       Form of Group Waiver of Surrender Charge Rider (Form MSPVL - WSC-9801).1/

1 A. (6)(a)           Articles of Incorporation of the Company.2/

1 A. (6)(b)           By-Laws of the Company.2/

1 A. (7)              None.


                                    - OI-3 -

1 A. (8)(i)           Form of Participation Agreement with AIM Variable Insurance Funds, Inc.3/

1 A. (8)(ii)          Form of Participation Agreement with The Alger American Fund.3/

1 A. (8)(iii)         Form of Participation Agreement with Liberty Variable Investment.4/

1 A. (8)(iv)          Form of Participation Agreement with MFS(R)Variable Insurance Trust.(SM)3/

1 A. (8)(v)           Form of Participation Agreement with Morgan Stanley Universal Funds, Inc.4/

1 A. (8)(vi)          Form of Participation Agreement with Oppenheimer Variable Account Funds.4/

1 A. (8)(vii)         Form of Participation Agreement with Sage Life Investment Trust.3/

1 A. (8)(viii)        Form of Participation Agreement with SteinRoe Variable Investment Trust.4/

1 A. (8)(ix)          Form of Participation Agreement with T. Rowe Price Equity Series, Inc.4

1 A. (9)(i)           Form of Services Agreement with Financial Administration Services, Inc.4/

1 A. (9)(ii)          Service Agreement with PMSI.4/

1 A. (10)(a)(i)       Form of Individual Contract Application - Part I. (Form AP-MSPVL - 9806)1/

1 A. (10)(a)(ii)      Form of Individual Contract Application - Part II. (Form AP II - MSPVL - 9806)1/

1 A. (10)(b)(i)       Form of Group Certificate Application - Part I. (Form AP-MPVL-C-9806)1/

1 A. (10)(b)(ii)      Form of Group Certificate Application - Part II. (Form AP II - MSPVL - C-9806)1/

2.                    Opinion and Consent of James F. Bronsdon.*

3.          (i)       Consent of Sutherland Asbill & Brennan LLP.*

            (ii)      Consent of Ernst & Young LLP.*

4.                    Not applicable.

5.                    Not applicable.


6.                    Opinion and Consent of John P. O'Shaughnessy.*


7.                    Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule
                      6e-3(T)(b)(12)(iii).1/

8.          (i)       Power of Attorney for Ronald S. Scowby. 4/

            (ii)      Power of Attorney for H. Louis Shill.5/

            (iii)     Power of Attorney for Paul C. Meyer.8/

                                    - OI-4 -

            (iv)      Power of Attorney for Richard D. Starr.8/

            (v)       Power of Attorney for Robin I. Marsden.7/

            (vi)      Power of Attorney for Mitchell R. Katcher.5/

            (vii)     Power of Attorney for Paul C. Meyer, Ronald S. Scowby, Richard D. Starr, H. Louis Shill and Meyer
                      Feldberg. 9/

            (viii)    Power of Attorney for John A. Benning. 10/


*Filed herewith.


1/ This exhibit was previously filed in Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 dated September 21, 1999 (File No. 333-78581), and is incorporated herein by reference.

2/ This exhibit was previously filed in the Registration Statement on Form N-4 dated December 24, 1997 (File No. 333-43329), and is incorporated herein by reference.

3/ This exhibit was previously filed in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

4/ This exhibit was previously filed in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-43329) dated January 28, 1999, and is incorporated herein by reference.

5/ This exhibit was previously filed in Pre-Effective Amendment No. 2 to the Registration Statement filed on Form N-4 (File No. 333-44751) dated February 10, 1999, and is incorporated herein by reference.

6/ This exhibit was previously filed in Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (file No. 333-44751) dated January 12, 1999, and is incorporated herein by reference.

7/ This exhibit was previously filed in Post-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated February 26, 1999, and is incorporated herein by reference.

8/ This exhibit was previously filed in the Registration Statement on Form S-6 (File No. 333-78581) dated May 17, 1999, and is incorporated herein by reference.

9/ This exhibit was previously filed in Post-Effective Amendment No. 3 to the Registration Statement filed on Form N-4 (File No. 333-43329), dated February 29, 2000, and is incorporated herein by reference.

10/ This exhibit was previously filed in the Registration Statement on Form S-1 (File No. 333-45148), and is incorporated herein by reference.

                                    - OI-5 -

                                   SIGNATURES

         As required by the Securities Act of 1933, the registrant certifies that this post-effective amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485, and accordingly has caused the Registration Statement be signed on its behalf, in the City of Stamford, in the State of Connecticut, on this 18th day of September, 2000.


                                       The Sage Variable Annuity Account A
                                       (Registrant)

                                       By:  Sage Life Assurance of
                                            America, Inc.

Attest:

/s/  James F. Bronsdon                 By: /s/ Robin I. Marsden
------------------------------------       --------------------
James F. Bronsdon                      Robin I. Marsden
                                       Director, President, Chief Executive
                                       Officer


                                       By:  Sage Life Assurance of America, Inc.
                                            (Depositor)


Attest:

/s/  James F. Bronsdon                 By: /s/ Robin I. Marsden
---------------------------                --------------------
James F. Bronsdon                      Robin I. Marsden
                                       Director, President, Chief Executive
                                       Officer

         As required by the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature                                        Title                         Date
         ---------                                   ----------------           --------------------------


         /s/ Ronald S. Scowby*                        Chairman                      September 18, 2000
         ----------------------
         Ronald S. Scowby


         /s/ H. Louis Shill*                          Director                      September 18, 2000
         -----------------------
         H. Louis Shill


         /s/ Paul C. Meyer*                           Director                      September 18, 2000
         ----------------------
         Paul C. Meyer


         /s/ Richard D. Starr*                        Director                      September 18, 2000
         -----------------------
         Richard D. Starr


         /s/ Mitchell R. Katcher                      Director,                     September 18, 2000
         ------------------------                     Senior Executive Vice
         Mitchell R. Katcher                          President, Chief Financial
                                                      Officer, Chief Actuary


         /s/ Meyer Feldberg*                          Director                      September 18, 2000
         ---------------------------
         Meyer Feldberg

         /s/ John A. Benning *                        Director                      September 18, 2000
         -----------------------
         John A. Benning

*By: /s/  Mitchell R. Katcher
     ------------------------
       Mitchell R. Katcher

As Attorney-In-Fact pursuant to a Power of Attorney dated below.

Director                   Date
--------                   ----

Meyer Feldberg             February 28, 2000
Ronald S. Scowby           February 24, 2000
H. Louis Shill             February 25, 2000
Paul C. Meyer              February 23, 2000
Richard D. Starr           February 25, 2000
John A. Benning            July 31, 2000

                                  EXHIBIT LIST

Exhibit 2          Opinion and Consent of James F. Bronsdon

Exhibit 3i         Consent of Sutherland Asbill & Brennan LLP

Exhibit 3ii        Consent of Ernst & Young LLP


Exhibit 6          Opinion and Consent of John P. O'Shaughnessy